Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Accrued Liabilities
Accrued payroll	$ 1,162	$ 1,175
Accrued interest	8,059	9,457
Accrued expenses	4,793	14,073
Total	14,014	24,705
Accrued realized losses on cash flow interest rate swaps	1,200	10,400
Other accruals	$ 3,600	$ 3,700